UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2010

Apple REIT Six, Inc.
(Exact name of registrant as specified in its charter)

Virginia	000-51270	20-0620523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    Apple REIT Six, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Item 8.01 and Item 9.01 of Form 8-K.

Item 8.01. Other Events.

                    On October 7, 2010, the Board of Directors of the Company approved the amendment of the Company’s Unit redemption program to change the purchase price for Units redeemed to 92% of the purchase price per Unit that a shareholder actually paid for the Units being redeemed except in the case of redemption of Units following the death of all shareholders in one account, the purchase price will equal 100% of the price paid by the deceased shareholders.

                    The entire revised Unit redemption program description is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Apple REIT Six, Inc. Revised Unit Redemption Program.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Six, Inc.

By:	/s/ Glade M. Knight

Glade M. Knight, Chief Executive Officer

October 18, 2010